Exhibit 10.34

FINANCIAL ADVISORY AGREEMENT

财务顾问协议

THIS FINANCIAL ADVISORY AGREEMENT (“Agreement”) is made and entered into as of October 31, 2011 by and between KBS International Holdings Inc., a Nevada corporation, along with its wholly-owned subsidiaries Hongri International Holdings, Inc., a British Virgin Islands company, Roller Rome, Ltd., a British Virgin Islands company, France Cock (China), Ltd., a Hong Kong corporation, Vast Billion Investment Ltd, a Hong Kong Corporation, along with Hongri (Fujian) Sports Goods Co., Ltd, a People’s Republic of China limited liability company and Anhui Kai Xin Apparel Co. Ltd., a People’s Republic of China limited liability company (the combined companies are referred to as the “Company”) and Bay Peak LLC, a California limited liability company (herein referred to as the “Consultant”).

本财务顾问协议（“协议”），由KBS国际控股有限公司，一家美国内华达州的有限公司，连同其全资子公司红日国际控股有限公司，一家英属维京群岛的有限责任公司， Roller Rome Ltd., 一家英属维京群岛的有限责任公司，法国公鸡(中国)有限公司, 一家香港的有限责任公司，高兆投资有限公司，一家香港的有限责任公司，连同红日(福建)体育用品有限公司，一家中华人民共和国的有限责任公司及安徽凯欣服饰有限公司，一家中华人民共和国的有限责任公司（以下称为“公司”）和Bay Peak LLC，一家美国加利福尼亚州的有限责任公司于2011年10月____日签订 （以下称为“顾问”）。

W I T N E S S E T H:

鉴于：

WHEREAS, the Company desires to engage Consultant to provide certain financial advisory as specifically enumerated below commencing as of the date hereof related to the Financing, and the Consultant is willing to be so engaged;

鉴于，公司有意聘用顾问自本协议之日起提供以下列明的、与融资的特定财务顾问和咨询服务（定义如下），且顾问有意受此聘用；

NOW, THEREFORE, for and in consideration of the covenants set forth herein and the mutual benefits to be gained by the parties hereto, and other good and valuable consideration, the receipt and adequacy of which are now and forever acknowledged and confessed, the parties hereto hereby agree and intend to be legally bound as follows:

现，因此，考虑到本协议规定的约定及本协议双方将获得的互利、并基于其他有益及有价值的对价（对此的接收和充分性经认可），本协议双方特此同意并有意受以下条款的法律约束：

1. Retention. As of the date hereof, the Company hereby retains and the Consultant hereby agrees to be retained as the Company’s exclusive business consultant and financial advisor during the term of this Agreement. The Company acknowledges that the Consultant shall have the right to engage third parties subject to the Company’s approval to assist it in its efforts to satisfy its obligations hereunder, under the condition that such third parties shall be subject to this Agreement as if they were parties to this Agreement. In its capacity as a consultant and financial advisor to the Company, the Consultant will:

聘用.  自本协议之日起，公司特此聘用且顾问特此同意被聘用在本协议期间内作为公司唯一的业务顾问和财务顾问。公司进一步承认顾问在取得公司同意后有权聘用第三方协助完成其在本协议项下的义务。担任公司的顾问和财务顾问时，顾问将：

A.	Financing. The Consultant shall assist the Company in capital raising activities through introductions to potential investors which may or may not be affiliates of Bay Peak llc. (a “Financing”)~~,~~. It is understood that the Consultantis not an “investment banking” firm or “broker-dealer”. The decision to enter into any Financing, or to take any action in connection therewith, will be made solely by the Company, not the Consultant.

通过介绍投资者（可能是或可能不是顾问的关联投资者）协助公司在筹资活动中获得融资（“融资”）。双方理解的顾问不是“投资银行”或“证券公司”。任何筹资或和筹资有关的决定应完全由公司决定，而非顾问。

2. Authorization. Subject to the terms and conditions of this Agreement, the Company hereby appoints the Consultant to act on a best efforts basis as its consultant during the Authorization Period (as hereinafter defined). The Consultant hereby accepts such appoint, with it being expressly acknowledged that the Consultant is acting in the capacity of independent contractor and not as agent of either the Company, the restructured company or the public company. It is expressly acknowledged by the Company that the Consultant shall not render legal or accounting advice in connection with the services to be provided herein.

授权.  根据本协议条款和条件，公司特此指定顾问在授权期（定义如下）内尽全力担任其顾问。顾问特此接受该任命，且该任命明确承认顾问是担任独立缔约人的职务而不是公司、重组公司或公众公司的代理。公司明确清楚顾问不得就本协议里的服务提供法律或会计建议。

Authorization Period. The Consultant’s engagement hereunder shall become effective on the date hereof and will automatically terminate (the “Termination Date”) on the first to occur of the following: (a) the Company’s breach of its covenants set forth in Section 4. Hereof, (b) upon the close of the Financing or (c) in the case of a Financing not closing, then this engagement shall terminate on February 1, 2012. This Agreement may be extended beyond the Termination Date if both parties mutually agree in writing. This Agreement shall also terminate upon the mutual decision, and signed release agreement, by the parties not to move forward with the Financing.

授权期间.  本协议应于本协议日期生效，将于以下任何一项的首先发生时间为终止日期（“终止日”）：（a）公司违反本协议第4条的约定，（b）自公司完成融资后，或（c）若融资未为完成，本协议将于2012年2月1日终止。本协议经双方书面同意，可以在终止日后延期。经双方相互同意若不再继续融资交易，本协议也应立即终止。

3. Compensation. In consideration for the services described in this Agreement, the Company shall compensate the Consultant as follows:

报酬.  作为本协议所述服务的对价，公司应向顾问支付：

A.	Retainer and Expense Reimbursements. In consideration for the services described in this Agreement, the Company shall compensate the Consultant $4,000 per month, payable at the first of each month with the initial payment accruing and payable beginning November 1st , 2011. Immediately upon consummation of the Financing Transaction, the Consultant will be reimbursed for all of the Consultants expenses, in an aggregate amount up to a non-recourse amount of $50,000 from the proceeds of the Financing.

报酬和支出偿付. 作为本协议所述服务的对价，公司应向顾问每月支付4,000美金，并且在每个月的第一日支付，其第一个月的报酬于2011年11月1日开始。紧随融资完成之后，顾问将立即从融资收益中获得产生的费用的偿付，该偿付无追索权，总金额不超过5万美元。

B.	Break-Up Fee. If the Company (i) breaches Section 4 hereof, or (ii) unilaterally decides not to proceed with the Financing, or otherwise fails to reasonably participate in or assist in efforts to effectuate a Financing (each, a “Termination Event”), the Company agrees to compensate the Consultant for all its losses suffered as a result of the Company’s breach of this Agreement including, but not limited to, all of its costs and expenses for provision of services under this Agreement together with a break-up fee in the amount of $300,000 USD (collectively, the “Break-Up Fee”), payable in cash by wire transfer to an account or accounts identified by Consultant. Such payment shall be made within 3 business days after a Termination Event.

协议终止费. 若公司 (i) 违反本协议第4条的规定，或 (ii)单方决定不再根据条款书内容进行融资，或以其它方式不能合理地参与或协助完成融资（每一种情况，称为一件“终止事件”），公司同意赔偿顾问因公司违反本协议而对顾问造成的所有损失，包括但不限于提供本协议项下服务的所有费用和开支），以及单方中止协议费30万美元（总称：“终止费用”）。该等赔偿以现金形式向顾问指定的一个或多个账户转账。该等支付应当在任何一件“终止事件”发生之后3个工作日内完成。

 4. Non-Circumvention. The Company agrees that it will not make contact, directly or indirectly, written, oral, electronic or by any other medium of contact with third parties to whom they have been introduced by Consultant hereto, without the prior express written consent of Consultant. The Company further agrees that neither they nor their affiliates shall enter into any negotiations or agreements, verbal, written or otherwise, with third parties, (and shall terminate any current negotiations) with respects to any merger or financing hereto without the express written consent of Consultant. The Company hereto accepts and understands that any overt action of circumvention or unauthorized disclosure shall constitute a breach of trust and shall be considered a breach of all terms and conditions of this Agreement. Such action shall be subject to judicial action and recompense. It is further agreed that in the event the Company circumvents Consultant, or discloses information, including but not limited to the Term Sheet, to an outside party which results in, but not limited to, injury or loss of consideration to Consultant, the Company shall be liable to Consultant. The Consultant must bring an action to recover payment or other compensation pursuant to the terms of this Agreement within one year from the Termination Date, Consultant shall be entitled to reasonable attorneys fees and expenses as may be awarded, and recovery for liquidated damages as may be awarded by and through any legal process or jurisdiction.

不欺骗.  公司同意，未事先获得顾问明确的书面同意，公司不得直接或间接，书面或口头，以电子或其他媒介方式与与顾问引荐的第三方接触。公司进一步同意，未获得顾问明确的书面同意，公司或其关联公司不得与顾问引荐的第三方签订任何口头的、书面的或其他形式的协议。公司在此接受并理解，任何明显的欺骗或未授权的披露行为将构成对信赖原则的违反，并将被视为对本协议全部条款和条件的违反。该等行为将受到法律诉讼和惩罚。双方进一步同意，若公司欺骗顾问，或者向外界披露信息而导致，包括但不限于，顾问报酬的减损，公司应向顾问承担责任。若顾问根据本协议的条款和条件对公司提起诉讼要求获得报酬或其它费用补偿，顾问应有权获得通过任何法律程序或诉讼而可能判决的合理的律师费和成本的补偿以及可能判决的违约赔偿金的赔偿。

 5. a. Representations and Covenants of the Company. It is understood that the Company, and not Consultant, is responsible to perform any and all due diligence on any lender or equity purchaser introduced to it by Consultant under this Agreement, prior to Company receiving funds. The Consultant acknowledges that, to the best of its knowledge, (i) the performance of the services set forth under this Agreement will not violate any rule or provision of any regulatory agency having jurisdiction over the Consultant, and (ii) Consultant and its officers and directors are not the subject of any investigation, claim, decree or judgment involving any violation of the SEC or securities laws. The Company acknowledges that, to the best of its knowledge, that (i) it has not violated any rule or provision of any regulatory agency having jurisdiction over the Company and (ii) the Company is not the subject of any investigation, claim, decree or judgment involving any violation of the SEC or securities laws. The Company also warrants and represents that all oral communications, written documents or materials furnished to Consultant by the Company with respect to financial affairs, operations, profitability and strategic planning of the Company are accurate and Consultant may rely upon the accuracy thereof without independent investigation. The Company will protect, indemnify and hold harmless Consultant against any claims or litigation including any damages, liability, cost and reasonable attorney's fees (collectively, “Losses”) as incurred with respect thereto resulting from Consultant's breach of the representations and covenants set forth herein or from communication or dissemination of any information, documents or materials. The Company will not, however, be responsible to the Consultant with respect to any Losses to the extent that a court of competent jurisdiction shall have determined by a final judgment that such Losses resulted primarily from actions taken or omitted to be taken by the Consultant due to the Consultant’s gross negligence or willful misconduct.

公司的陈述及约定.  双方理解在公司获得资金之前，公司而不是顾问负责对顾问根据本协议介绍的任何出借人或股权购买人进行任何及所有尽职调查。顾问承认尽其所知，(i) 履行本协议规定的服务不会违反对顾问有管辖权的监管机构的任何规则或规定，以及(ii)顾问及其管理人员和董事不会受涉及违反证券交易委员会或证券法的任何调查、请求、决定或判决的约束。公司承认尽其所知，(i) 公司没有违反对其有管辖权的监管机构的任何规则或规定，以及(ii)公司不会受涉及违反证券交易委员会或证券法的任何调查、请求、决定或判决的约束。公司还保证和陈述公司向顾问提供的、与公司财务、经营、利润和策略计划有关的所有口头交流、书面文件或资料是准确的，且顾问未经独立调查可以依赖其准确性。对于因公司违反本条规定的陈述和约定，以及因顾问交流或分发任何该等信息、文件或资料引起的任何请求或诉讼，包括与之有关的任何损失、责任、费用和合理的律师费（总称，“损失”），公司会保护、赔偿顾问并使之不受损害。然而，公司不会承担因顾问的总的工作疏忽或故意的失当行为而造成的任何损失。该损失的认定应由有法定资格的司法机关的法庭做出的最后判决。

b. Representations and Covenants of the Consultant. The execution, delivery and performance by Consultant of this Agreement are within Consultant’s corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene Consultant’s charter or bylaws, (ii) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Consultant.

顾问的陈述及约定.顾问对此合同的实行、递交和表现应符合顾问的法人权限，也必须符合法人行为，不能（i）违背顾问的宪章和章程，（ii）违反任何法律、法规、规定、通则、法庭书面命令、权限、禁止令、判决、审定或奖励，（iii）与任何合同、贷款协议、契约、抵押、信托契据、租赁或其它邦定和影响顾问的文书相冲突或违约，或不执行或要求公司支付任何款项。

6. Limitation of Liability. To the fullest extent permitted by applicable laws, in no event shall Company’s or its affiliates’ or any of its or their directors’, officers’, or employees’ total collective and aggregate liability hereunder or arising out of or in connection with or otherwise related in any way to this agreement exceed US$500,000.

责任限制. 在适用法律允许的最大限度内，公司、公司的关联方，或者他们的董事、高级管理人员或员工就本协议项下的或者因本协议引起的或者与本协议有关的全部的累积的责任均不得超过50万美元

7. Legal Representation. The Company acknowledges that it has been represented by independent legal counsel in the preparation of this Agreement. The Consultant represents that it has consulted with independent legal counsel and/or tax, financial and business advisors, to the extent the Consultant deemed necessary.

法律顾问.  公司承认其已经在起草协议中由独立法律顾问代表。顾问声称其已经在其认为必要的程度上咨询过独立法律顾问和/或税务、财务及商业顾问。

8. Status as Independent Contractor. The Consultant's engagement pursuant to this Agreement shall be as independent contractor, and not as an employee, officer or other agent of the Company. Neither party to this Agreement shall represent or hold itself out to be the employer or employee of the other. The Consultant further acknowledges the consideration provided hereinabove is a gross amount of consideration and that the Company will not withhold from such consideration any amounts as to income taxes, social security payments or any other payroll taxes. All such income taxes and other such payment shall be made or provided for by the Consultant and the Company shall have no responsibility or duties regarding such matters. Neither the Company nor the Consultant possesses the authority to bind each other in any agreements without the express written consent of the entity to be bound.

独立缔约人的地位.  根据本协议顾问的聘用应作为独立的缔约人，而不是公司的雇员、管理人员或其他代理。本协议任何一方均不得表现为或将自己视作另一方的雇主或雇员。顾问进一步承认本协议以上规定的对价是对价的总额且公司不会从该对价中提取任何所得税、社保付款或任何其他收入税的款项。所有该等所得税和其他付款应由顾问支付且公司就该等事项不负有责任或义务。未经将被约束实体的明确书面同意，公司或顾问均无权在任何协议中对其进行约束。

9. Attorney's Fee. If any legal action or any arbitration or other proceeding is brought for the enforcement or interpretation of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with or related to this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs in connection with that action or proceeding, in addition to any other relief to which it or they may be entitled.

律师费.   如果为执行或解释本协议或者与本协议有关的所谓争议、违约、不履行或误解而提起法律行动或任何仲裁或诉讼，胜诉方或优势方在其获得的其他救济之外应有权获得与行动或诉讼有关的合理的律师费及其他费用。

10. Waiver. The waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by such other party.

豁免.  一方对另一方违反本协议任一规定的豁免不得作为或解释为对该另一方任何之后违约的豁免。

     11. Notice. Any consent or notice required under this Agreement by on party to the other shall be in writing in both Chinese and English and shall be delivered in person or by Federal Express (or other recognizing international courier service requiring signature upon receipt) or by facsimile or email (as evidenced by a paper copy of such email). Such notice shall be deemed effective upon receipt or, in case of facsimile or email, upon written confirmation of receipt by the other party (such confirmation to be transmitted in person, by email or international courier as provided above). For purposes of notice, the addresses of the parties shall be as follows:

通知.  本协议项下一方发给另一方的同意或者通知应以中英文书就，且应通过专人递送或者联邦快递（或者其他双方认可的国际快递递送，且要求签收）或者传真或者电子邮件递送（如采取电子邮件的方式，应由电子邮件的打印件作为佐证）。专人递送的通知以收到时为到达，以传真或者电子邮件递送的，以另一方书面确认为到达（书面确认可以专人递送、电子邮件或者上述约定的快递方式进行）。为本协议项下的通知，双方的地址如下：

To Company:	Address:
Xinfengge Building,
Baogaiyupu Industrial District,
Shishi City, Fujian Province, PRC
Post Code: 362700
Attn: Mr. Yan Ke Yan
Tel: 86-595-88896198
Fax: 86-595-88853196

To Consultant:	Address:
169 Bolsa Ave.
Mill Valley, CA. 94941
Attn: Cory Roberts
Tel: 415-287-4080
cory@baypeak.com

12. Choice of Law, Jurisdiction and Venue. This Agreement shall be governed by the laws of the State of California without regard to principles of conflict of laws, except to the extent that federal law may apply. Any dispute shall be subject to the jurisdiction of the courts of San Francisco, California and the parties agree to subject themselves to the jurisdiction of the courts in San Francisco, California.

适用法律，管辖及管辖地.  本协议应适用美国加利福尼亚州的法律，（除非与适美国联邦法冲突时，依照美国联邦法）。因本协议引起的任何纠纷的司法管辖权属于加利福尼亚州旧金山法院。双方同意接受加州旧金山法院的司法管辖。

13. Assignment. Neither party may assign or otherwise transfer (whether by assignment, operation of law, merger, or otherwise) this Agreement, or any of its rights, obligations or claims under this Agreement, without the other party’s prior written consent, except that Company may assign this Agreement or its rights or obligations to its affiliates as a result of restructuring for the purpose of the transactions contemplated in this Agreements.

转让.  未经另一方事先书面同意，任何一方不得转让本协议、其在本协议项下的任何权利和义务或者诉求，无论是根据转让、法律要求、合并或者其他情形，但是如果为本协议项下的交易之目的，公司进行重组的，公司可将本协议或其在本协议项下的权利或义务转让给其因重组设立或者采用的关联公司。

14. Complete Agreement. This Agreement contains the entire agreement of the parties relating to the subject matter hereof, and supersedes all other prior agreements, understandings and negotiations, both written and oral, among the parties with respect to the subject matter of this Agreement. This Agreement and its terms may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought. It is understood that this Agreement will be prepared and executed in both the English and Chinese languages, with both versions having legal efficacy. If a dispute arises as to the interpretation of a particular provision of this Agreement because of differences between the Chinese and English languages, the English version shall prevail.

完整协议.  本协议包含双方就本协议主题事项的完整协议，取代双方之前就本协议主题事项达成的任何协议、共识或者协商，无论是书面的还是口头的。本协议及其条款不得口头修改，只能通过书面协议经对其执行弃权、改变、变更、延续或解除的一方签署而修改。双方理解本协议将以中英文起草及签署，且两种文本均具有法律效力。如果因中英文语言差别就本协议特定条款的解释发生争议，应以英文文本为准。

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[以下空白特意留存]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

以兹为鉴，双方已于文首所书日期签署了本协议。

The Consultant:

顾问：

Bay Peak LLC

By/签署:	/s/ Cory Roberts
Cory Roberts

Its:	President
职务:	总裁

KBS International Holdings Inc:

KBS 国际控股有限公司

By/签署:	/s/ Keyan Yan

Its:	Executive Director/CEO

职务:	执行董事/首席执行官

Hongri (Fujian) Sports Goods Co., Ltd:

红日(福建)体育用品有限公司

By:	/s/ Keyan Yan

Its:	Executive Director/CEO

职务:	执行董事/首席执行官